Perfectenergy International Limited
Condensed Consolidated financial statements

For the three months ended March 31, 2007 and 2006
(Stated in US dollars)

PERFECTENERGY INTERNATIONAL LIMITED
CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

For the three months ended March 31, 2007 and 2006

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
AS OF MARCH 31, 2007 AND DECEMBER 31, 2006

ASSETS
	March 31,	December 31,
	2007	2006
	Unaudited
CURRENT ASSETS:
Cash	$95,660	$89,209
Accounts receivable	33,511	514,935
Other receivables	14,426	21,565
Inventories	1,692,858	1,590,424
Prepayments and deferred expenses	265,919	239,048
Total current assets	2,102,374	2,455,181

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net	1,362,669	1,314,197

Total assets	$3,465,043	$3,769,378

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$949,198	$985,838
Accrued liabilities	47,645	24,051
Customer deposit	265,618	271,906
Other payables	39,644	82,082
Other payables - shareholders and officers	788,288	823,044
Taxes payable	-	36,426
Dividends payable	27,000	27,000
Total current liabilities	2,117,393	2,250,347

SHAREHOLDERS' EQUITY:
Common stock, $1 par value, 50,000 shares
authorized, 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	1,305,121	1,300,566
Capital contribution receivable	(685,637)	(685,637)
Statutory reserves	110,068	110,068
Retained earnings	544,549	735,972
Accumulated other comprehensive income	72,549	57,062
Total shareholders' equity	1,347,650	1,519,031

Total liabilities and shareholders' equity	$3,465,043	$3,769,378

The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(Unaudited)

	2007	2006
REVENUES	$221,038	$1,890,949

COST OF REVENUES	216,462	1,688,495

GROSS PROFIT	4,576	202,454

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	185,248	115,973

INCOME (LOSS) FROM OPERATIONS	(180,672)	86,481

OTHER EXPENSES (INCOME), NET	10,751	(2,618)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(191,423)	89,099

PROVISION FOR INCOME TAXES	-	-

NET INCOME (LOSS)	(191,423)	89,099

OTHER COMPREHENSIVE INCOME:
Foreign currency translation adjustment	15,487	6,315

COMPREHENSIVE INCOME (LOSS)	$(175,936)	$95,414

The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY

							Accumulated
	Common stock		Additional	Capital	Retained earnings		other
		Par	paid-in	contribution	Statutory		comprehensive
	Shares	value	capital	receivable	reserves	Unrestricted	income	Totals
BALANCE, December 31, 2005	1,000	$1,000	$423,387	$-	$50,925	$302,911	$13,340	$791,563

Dividends declared						(27,000)		(27,000)
Net income						89,099		89,099
Contributed capital			214,050	(27,000)				187,050
Options issued to employees			1,087					1,087
Foreign currency translation adjustments							6,315	6,315

BALANCE, March 31, 2006 (Unaudited)	1,000	$1,000	$638,524	$(27,000)	$50,925	$365,010	$19,655	$1,048,114

Contributed capital			658,637	(658,637)				-
Net income						430,105		430,105
Adjustment to statutory reserves					59,143	(59,143)		-
Options issued to employees			3,405					3,405
Foreign currency translation adjustments							37,407	37,407

BALANCE, December 31, 2006	1,000	$1,000	$1,300,566	$(685,637)	$110,068	$735,972	$57,062	$1,519,031

Net loss						(191,423)		(191,423)
Options issued to employees			4,555					4,555
Foreign currency translation adjustments							15,487	15,487

BALANCE, March 31, 2007 (Unaudited)	1,000	$1,000	$1,305,121	$(685,637)	$110,068	$544,549	$72,549	$1,347,650

The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006
(Unaudited)

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(191,423)	$89,099
Adjustments to reconcile net income to cash
(used in) provided by operating activities:
Depreciation	38,406	10,259
Gain from disposal of equipment	(129)	-
Compensation expense for options issued to employees	4,555	1,087
Changes in assets and liabilities:
Accounts receivable	484,804	(406,406)
Other receivables	7,330	(249)
Other receivables - related party	-	(167,778)
Inventories	(85,980)	(370,519)
Prepayments	(24,355)	272,529
Accounts payable	(46,459)	228,143
Accrued liabilities	23,262	10,488
Customer deposits	(9,011)	(344,230)
Other payables	(43,107)	(14,596)
Other payables - related parties	(26,168)	-
Taxes payable	(36,656)	(26,152)
Net cash provided by (used in) operating activities	95,069	(718,325)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of equipment	(3,109)	(2,951)
Additions to construction in progress	(90,113)	(16,176)
Proceeds from sales of equipments	19,932	-
Prepayments on equity investment	-	(205,445)
Net cash used in investing activities	(73,290)	(224,572)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from additional paid-in capital	-	187,050
Borrowings from shareholders and officers	-	462,707
Payments on shareholders and officers loan	(16,771)	-
Net cash (used in) provided by financing activities	(16,771)	649,757

EFFECT OF EXCHANGE RATE CHANGES ON CASH	1,443	3,073

INCREASE (DECREASE) IN CASH	6,451	(290,067)

CASH, beginning of period	89,209	659,049

CASH, end of period	$95,660	$368,982

Supplemental disclosures:
Interest paid	$290,000	$-
Income taxes paid	$-	$-

The accompanying notes are an integral part of this statement.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Note 1 - Background

Perfectenergy International Ltd. (the ”Company” or “Perfectenergy International”) was incorporated in the British Virgin Islands as an International Business Company on April 1, 2005. The Company, through its Chinese subsidiary Perfectenergy (Shanghai) Limited (hereinafter known as “Perfectenergy Shanghai”), principally engages in the research, development, manufacturing and sale of solar cell, solar module and photovoltaic system.

On May 2005, Perfectenergy International issued 849 shares of common stock for $360,000 and 151 shares of common stock for In-process technology valued at $64,028. On June 2006, pursuant to the Company’s shareholders agreement, the Company’s shareholders (“Shareholders”) agreed to increase the capital from $360,000 to $1,232,687 (RMB 10,000,000) and the 1,000 shares of common stock remains unchanged. During 2006, Perfectenergy International received $187,050 additional paid-in capital. As of March 31, 2007, capital contribution receivable due from the Shareholders is $685,637. This amount has been shown as a capital contribution receivable and a reduction of shareholders’ equity.

Perfectenergy Shanghai was established in Minhang District, Shanghai City, People’s Republic of China (“PRC”) on July 8, 2005 with a registered capital of $310,000 (RMB 2,500,000) and Perfectenergy International is the 100% shareholder.

On November 28, 2005, pursuant to a change in bylaws, the registered capital of Perfectenergy Shanghai was increased from $310,000 (RMB 2,500,000) to $1,232,687 (RMB 10,000,000). On December 21, 2005, the Minhang District local government in the City of Shanghai approved the transaction and Perfectenergy Shanghai obtained a new certificate of approval on January 19, 2006 and a new business license on October 20, 2006 with a business terms of 30 years starting on July 8, 2005. In accordance with the certificate of approval, the increase of $922,687 (RMB 7,500,000) registered capital is required to be made within 1 year from the date of issuance of the new business license. During 2006, Perfectenergy International contributed $264,050 (RMB 2,122,699) additional registered capital and capital contribution receivable due from Perfectenergy International is $658,637 (RMB 5,311,586) as of March 31, 2007. This amount has been eliminated in the accompanying consolidated financial statements.

Note 2 - Summary of significant accounting policies

The reporting entity

The consolidated financial statements of Perfectenergy International Ltd. and subsidiary reflect the activities of the parent and its wholly owned subsidiary, Perfectenergy Shanghai.

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The accompanying consolidated financial statements include the accounts of Perfectenergy International Ltd. and its subsidiary (referred to as the “Company”). All material intercompany transactions and balances have been eliminated in the consolidation.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Revenue recognition

The Company recognizes revenues when the goods are delivered and title has passed. Sales revenue represents the invoiced value of goods, net of a value-added tax (VAT). All of the Company’s products that are sold in the PRC are subject to a Chinese value-added tax at a rate of 17% of the gross sales price or at a rate approved by the Chinese local government. This VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing their finished product and certain freight expenses. No right of return privileges are granted to customers.

Shipping and handling

Costs related to shipping and handling are included in cost of revenues.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the combined financial statements and accompanying notes. For example, management estimates potential losses on outstanding receivables and the fair value of options. Management believes that the estimates utilized in preparing its financial statements are reasonable and prudent. Actual results could differ from these estimates.

Financial instruments

Statement of Financial Accounting Standards No. 107 (SFAS 107), “Disclosures about Fair Value of Financial Instruments” requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of financial instruments as the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company considers the carrying amount of cash, accounts receivable, other receivables, accounts payable, accrued liabilities and other payables to approximate their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

Foreign currency translation

The reporting currency of the Company is the US dollar. The Company uses their local currency, Renminbi (RMB), as their functional currency. Results of operations are translated at average exchange rates during the period, and assets and liabilities are translated at the unified exchange rate as quoted by the People’s Bank of China at the end of the period. Translation adjustments resulting from this process are included in accumulated other comprehensive income in the statement of shareholders’ equity. Cash flows are also translated at average translation rates for the period, therefore, amounts reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Translation adjustments amounted to $72,429 and $57,062 as of March 31, 2007 and December 31, 2006, respectively. Asset and liability accounts at March 31, 2007 were translated at 7.72 RMB to $1.00 USD as compared to 7.80 RMB at December 31, 2006. Equity accounts were stated at their historical rate. The average translation rates applied to income statements accounts for the three months ended March 31, 2007 and 2006 were 7.75 RMB and 8.05 RMB, respectively.

Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. Historically, the Company has not entered any currency trading or hedging transactions, although there is no assurance that the Company will not enter into such transactions in the future.

Political and economic risk

The Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Cash and concentration of risk

Cash includes cash on hand and demand deposits in accounts maintained with state owned banks within the People’s Republic of China and Hong Kong. Total cash in these banks at March 31, 2007 and December 31, 2006, amounted to $90,848 and $85,394, respectively of which no deposits are covered by insurance. The Company has not experienced any losses in such accounts and believes it is not exposed to any risks on its cash in bank accounts.

Inventories

Inventories are stated at the lower of cost or market, using a weighted average cost method. The Company reviews its inventory periodically for possible obsolete goods or to determine if any reserves are necessary for potential obsolescence. As of March 31, 2007 and December 31, 2006, the Company determined that no reserves are necessary.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Equipment and leasehold improvements

Equipment and leasehold improvements are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets with 10% residual value.

Estimated useful lives of the assets are as follows:

Useful Life
Leasehold improvements	5 years
Transportation equipment	5 years
Machinery	5 years
Office equipment	5 years

Construction in progress represents the costs incurred in connection with the assembly and installation of machinery and equipment. No depreciation is provided for construction in progress until such time as construction is completed and the asset is placed into service.

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of operations. Maintenance, repairs and minor renewals are charged directly to expenses as incurred. Major additions and betterment to buildings and equipment are capitalized.

Long-term assets of the Company are reviewed annually or more often if circumstances dictate, to determine whether their carrying value has become impaired. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from related operations. The Company evaluates the periods of depreciation and amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. As of March 31, 2007, the Company expects these assets to be fully recoverable.

Research and development

Research and development expenses include salaries, consultant fees, supplies and materials, as well as costs related to other overhead such as facilities, utilities and other departmental expenses. The costs we incur with respect to internally developed technology and engineering services are included in research and development expenses.

Income taxes

The Company adopted Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes” (SFAS 109). SFAS 109 requires the recognition of deferred income tax liabilities and assets for the expected future tax consequences of temporary differences between income tax basis and financial reporting basis of assets and liabilities. Provision for income taxes consist of taxes currently due plus deferred taxes. There are no deferred tax amounts at March 31, 2007 and December 31, 2006.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

The charge for taxation is based on the results for the year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is accounted for using the balance sheet liability method in respect of temporary differences arising from differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax basis used in the computation of assessable tax profit.

In principle, deferred tax liabilities are recognized for all taxable temporary differences, and deferred tax assets are recognized to the extent that it is probably that taxable profit will be available against which deductible temporary differences can be utilized. Deferred tax is calculated using tax rates that are expected to apply to the period when the asset is realized or the liability is settled. Deferred tax is charged or credited in the income statement, except when it is related to items credited or charged directly to equity, in which case the deferred tax is also dealt with in equity. Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority and the Company intends to settle its current tax assets and liabilities on a net basis.

The Company adopted FASB Interpretation 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), as of January 1, 2007. A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The adoption had no affect on the Company’s financial statements.

Value Added Tax

Enterprises or individuals who sell products, engage in repair and maintenance or import and export goods in the PRC are subject to a value added tax in accordance with Chinese laws. The value added tax standard rate is 17% of the gross sales price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products, and payment of freight expenses can be used to offset the VAT due on sales of the finished product.

VAT on sales and VAT on purchases amounted to $100,210 and $61,660 for the three months ended March 31, 2007 and $322,806 and $337,504 for the three months ended March 31, 2006, respectively. Sales and purchases are recorded net of VAT collected and paid as the Company acts as an agent for the government. VAT taxes are not impacted by the income tax holiday.

Stock based compensation

The Company has adopted Statement of Financial Accounting Standards No. 123R “Accounting for Stock-Based Compensation” (“SFAS 123R”), which defines a fair-value-based method of accounting for stock based employee compensation and transactions in which an entity issues its equity instruments to acquire goods and services from non-employees. Stock compensation for stock granted to non-employees has been determined in accordance with SFAS 123R and the Emerging Issues Task Force consensus Issue No. 96-18, "Accounting for Equity Instruments that are issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods or Services" ("EITF 96-18"), as the fair value of the consideration received or the fair value of equity instruments issued, whichever is more reliably measured.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Recently issued accounting pronouncements

In June 2006, the Emerging Issues Task Force (EITF) reached a consensus on EITF No. 06-3, How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (EITF No. 06-3). EITF No. 06-3 permits that such taxes may be presented on either a gross basis or a net basis as long as that presentation is used consistently. The adoption of EITF No. 06-3 on January 1, 2007 did not impact our consolidated financial statements. We present the taxes within the scope of EITF No. 06-3 on a net basis.

In July 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” (“FIN 48”). The Company adopted Interpretation No. 48 on January 1, 2007. (See Note 2)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which addresses the measurement of fair value by companies when they are required to use a fair value measure for recognition or disclosure purposes under GAAP. SFAS No. 157 provides a common definition of fair value to be used throughout GAAP which is intended to make the measurement of fair value more consistent and comparable and improve disclosures about those measures. SFAS No. 157 will be effective for an entity's financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the effect SFAS No. 157 will have on its consolidated financial position, liquidity, or results of operations.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective of SFAS 159 is to provide opportunities to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply hedge accounting provisions. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 will be effective in the first quarter of fiscal 2009. The Company is evaluating the impact that this statement will have on its consolidated financial statements.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Note 3 - Accounts receivable

The Company conducts its business operations in the People’s Republic of China. Management believes that the trade accounts are fully collectible. Management reviews its accounts receivable on a regular basis to determine if the bad debt allowance is adequate and adjusts the allowance when necessary. At March 31, 2007, there was no allowance for doubtful accounts and all account balances were less than 60 days old.

Accounts receivable consists of the following at:

	March 31,	December 31,
	2007	2006
	Unaudited
Accounts receivable	$33,511	$514,935
Less: allowance for doubtful accounts	-	-
Total	$33,511	$514,935

Note 4 - Inventories

Inventories consisted of the following at:

	March 31,	December 31,
	2007	2006
	Unaudited
Raw materials	$286,576	$277,308
Finished goods	1,299,037	1,214,552
Work in progress	74,400	74,416
Consumables	32,845	24,148
Totals	$1,692,858	$1,590,424

Raw materials consist primarily of materials used in production. The costs of finished goods include direct costs of raw materials as well as direct labor used in production. Indirect production costs such as utilities and indirect labor related to production such as assembling, shipping and handling costs are also included in the cost of inventory.

Note 5 - Prepayments and deferred expenses

Prepayments are monies deposited or advanced to outside vendors on future inventory purchases. Some of the Company’s vendors require a certain amount of money to be deposited with them as a guarantee that the Company will receive their purchase on a timely basis and lower than market price. This amount is refundable and bears no interest. The total outstanding amount was $265,919 and $239,048 as of March 31, 2007 and December 31, 2006, respectively.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Note 6 - Equipment and leasehold improvements, net

Equipment and leasehold improvements consist of the following at:

	March 31,	December 31
	2007	2006
	Unaudited
Leasehold improvements	$18,907	$18,717
Transportation equipment	22,636	22,409
Machinery	763,510	755,846
Office equipment	53,220	49,596
Construction in progress	641,840	565,528
Totals	1,500,113	1,412,096
Less accumulated depreciation	137,444	97,899
Totals	$1,362,669	$1,314,197

Depreciation expense for the three months ended March 31, 2007 and 2006 amounted to $38,406 and $10,259, respectively.

Note 7 - Other payables - shareholders and officers

Other payables represent amounts due to the Company’s shareholders, officers, or their immediate family, which are normally due within one year. The Company borrowed monies from the Company’s shareholders, officers, or their immediate family for operating cash flows. The Company had a total of $788,288 and $823,044 other payables due to related parties as of March 31, 2007 and December 31, 2006, respectively, and consisted of the following:

	March 31,	December 31,
	2007	2006
Zhang, Feng Ying - shareholder's spouse, due various dates on June 17, 2007 and July 4, 2007, interest rate of 5.0% per annum, unsecured	$525,619	$534,081

Li, Wen Nan - shareholder and officer, due July 4, 2007, interest rate of 5.0% per annum, unsecured	262,669	271,835

Zhou, Di Ping - officer, no fixed term of repayment, non interest bearing, unsecured	-	17,128

Total	$788,288	$823,044

The interest expense amounted to $11,245, and $2,871 for the three months ended March 31, 2007 and 2006, respectively.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Note 8 - Income taxes

Under the Income Tax Laws of PRC, Chinese companies are generally subject to an income tax at an effective rate of 33% (30% state income taxes plus 3% local income taxes) on income reported in the statutory financial statements after appropriate tax adjustments, unless the enterprise is located in a specially designated region where it allows enterprises a three-year income tax exemption and a 50% income tax reduction for the following three years or the enterprise is a manufacturing related joint venture with a foreign enterprise or a wholly owned subsidiary of a foreign enterprise, where it allows enterprises a two-year income tax exemption and a 50% income tax reduction for the following three years.

The Company’s subsidiary, Perfectenergy Shanghai was established on July 8, 2005 as a wholly owned subsidiary of the Company, a foreign enterprise. Therefore, the Company was granted income tax exempt for the years ended December 31, 2006, and 2005 and is entitled to a 50% deduction of the income tax rate of 33% which is a rate of 16.5% from January 2007 to December 31, 2009.

Beginning January 1, 2008, the new Enterprise Income Tax (“EIT”) law will replace the existing laws for Domestic Enterprises (“DES”) and Foreign Invested Enterprises (“FIEs”).

The key changes are:
a.	The new standard EIT rate of 25% will replace the 33% rate currently applicable to both DES and FIEs, except for High Tech companies who pays a reduced rate of 15%;
b.
Companies established before March 16, 2007 will continue to enjoy tax holiday treatment approved by local government for a grace period of the next 5 years or until the tax holiday term is completed, whichever is sooner. These companies will pay the standard tax rate as defined in point “a” above during the grace period.

The Company’s subsidiary, Perfectenergy Shanghai, was established before March 16, 2007 and therefore is qualified to continue enjoying the reduced tax rate as described above. Since the detailed guidelines of the new tax law is not publicized yet, the Company can not determined what the new tax rate (15% or 25%) will be applicable to Perfectenergy Shanghai after the end of their respective tax holiday terms.

The Company has net loss during the three months ended March 31, 2007; therefore, the Company did not accrue any income taxes.

The following table reconciles the U.S. statutory rates to the Company’s effective tax rate for the three months ended March 31:

	2007	2006
	Unaudited	Unaudited
U.S. Statutory rates	34.0%	34.0%
Foreign income not recoginized in USA	(34.0)	(34.0)
China income taxes	33.0	33.0
China income tax exemption	(16.5)	(33.0)
Effective income tax rates	16.5%	-%

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

The estimated tax savings for the three months ended March 31, 2007 and 2006 amounted to $0 and $43,790, respectively.

Taxes payable

Taxes payable as of March 31, 2007 and December 31, 2006 consisted of the following:

	March 31,	December 31,
	2007	2006
	Unaudited
Value-added taxes (credit) payable	$-	$34,778
Employee income tax withheld	-	1,648
Total	$-	$36,426

Note 9 - Major customers and suppliers

For the three months ended March 31, 2007, two customers accounted for approximately 90%, of the Company's sales, these customers accounted for approximately 38% of the Company’s accounts receivable as of March 31, 2007.

For the three months ended March 31, 2006, five customers accounted for approximately 100%, of the Company's sales, these customers accounted for approximately 100% of the Company’s accounts receivable as of March 31, 2006.

For the three months ended March 31, 2007, the Company purchased approximately 72% of their raw materials from four major suppliers. These suppliers represented 30% of the Company’s total accounts payable as of March 31, 2007.

For the three months ended March 31, 2006, the Company purchased approximately 73% of their raw materials from three major suppliers. These suppliers represented 69% of the Company’s total accounts payable as of March 31, 2006.

Note 10 - Retirement benefit plans

Regulations in the People’s Republic of China required the Company to contribute to a defined contribution retirement plan for all permanent employees. All permanent employees are entitled to an annual pension equal to their basic salaries at retirement. The PRC government is responsible for the benefit liability to these retired employees. The Company is required to make contributions to the state retirement plan at 22% of the monthly basic salaries of the current employees. For the three months ended March 31, 2007 and 2006, the Company made pension contributions in the amount of $13,286 and $6,830, respectively.

Note 11 - Dividends

In January 2006, the Company’s board of directors approved and declared dividends of $27,000.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Note 12 - Statutory reserves

The laws and regulations of the People’s Republic of China require that before an enterprise distributes profits to its partners, it must first satisfy all tax liabilities, provide for losses in previous years, and make allocations, in proportions determined at the discretion of the board of directors, after the statutory reserve. The statutory reserves include surplus reserve fund and the enterprise fund. These statutory reserves represent restricted retained earnings.

Surplus reserve fund

The Company’s subsidiary, Perfectenergy Shanghai, is required to transfer 10% of its net income, as determined in accordance with the PRC accounting rules and regulations, to a statutory surplus reserve fund until such reserve balance reaches 50% of the Company’s registered capital.

The transfer to this reserve must be made before Perfectenergy Shanghai can distribute of any dividend to shareholders. For the three months ended March 31, 2007 and 2006 the Company did not transfer any fund to this reserve. The surplus reserve fund is non-distributable other than during liquidation and can be used to fund previous years’ losses, if any, and may be utilized for business expansion or converted into share capital by issuing new shares to existing shareholders in proportion to their shareholding or by increasing the par value of the shares currently held by them, provided that the remaining reserve balance after such issue is not less than 25% of the registered capital.

Enterprise fund

The enterprise fund may be used to acquire plant and equipment or to increase the working capital to expend on production and operation of the business. No minimum contribution is required and the company did not make any contribution to this fund for the three months ended March 31, 2007.

Note 13 - Commitments

Operating lease commitments

The Company’s office lease is under a five year term expiring in May 31, 2011. At March 31, 2007, total future minimum lease payments under an operating lease were as follows:

Year Ending December 31,	Amount
2007	126,321
2008	168,783
2009	173,706
2010	177,222
2011	73,843
Thereafter	-

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

Total rent expense for the three months ended March 31, 2007 and 2006 amounted to $42,462 and $10,592, respectively.

Long term silicon supply agreements

To assure a long-term supply, the Company entered into two three-year silicon supply agreements with two major suppliers in December 2006. At March 31, 2007, total future minimum purchase obligations under those two agreements were as follows,

Year Ending December 31,	Amount
2007	$14,555,569
2008	$38,238,564
2009	$76,477,128

Note 14 - Shareholder’s equity

In June 2006, pursuant to the Company’s shareholders agreement, the Company’s shareholders (“Shareholders”) agreed to increase the capital from $360,000 to $1,232,687 (RMB 10,000,000) and the 1,000 shares of common stock remains unchanged.

Note 15 - Options issued to employees

On November 30, 2005, March 15, 2006, October 31, 2006 and March 21, 2007, Perfectenergy International issued 50 options to the employees of Perfectenergy International. Originally, approximately 30% of the options vested after one year, approximately 60% vesting after two years and approximately 10% vesting after three years. On March 21, 2007, the Company modified the options so that all unvested amounts became fully vested on that date.

The Company used the Cox-Ross-Rubinstein binomial model to value the options at the time they were issued, based on the stated exercise prices and expiration dates of the instruments and using a risk-free rate of 4.50%. Because the Company does not have a history of employee stock options, the estimated life is based on one half of the sum of the vesting period and the contractual life of the option. This is the same as assuming that the options are exercised at the mid-point between the vesting date and expiration date.

The Company’s stock was not traded when the options were granted. Therefore, the Company had to estimate the market value of its shares. There was no significant change in the business between December 2005 and March 21, 2007, therefore, the company used the fair value from August 2006 transaction of $468 as the market price. At that market price, the 50 employee options had a fair value of approximately $9,406. The fair value of the warrants on the date of grant was equal to their fair value on March 21, 2007.

Compensation expense recognized for the three months ended March 31, 2007 and 2006 was $4,555 and $1,087, respectively.

PERFECTENERGY INTERNATIONAL LTD. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
MARCH 31, 2007
(Unaudited)

On July 27, 2007, before closing the Share Exchange Agreement (see Note 16), the Company entered Termination Agreements for Options with employees who were granted stock options previously and cancelled all outstanding stock options.

Note 16 - Subsequent event

Reverse acquisition

On August 8, 2007, the Company completed a Share Exchange Agreement (the “Agreement”) with Perfectenergy International Limited, a Nevada corporation (formerly known as “Creative Development Corp.” and hereinafter “Perfectnergy Nevada”). Based on the agreement, the shareholders of the Company (“SHAREHOLDERS”) agreed to sell the Perfectenergy International Ltd. shares (representing 1,049 shares or 100% of the issued and outstanding shares) to Crestview, and Crestview shall accept the 1,049 Perfectenergy International Ltd. shares from SHAREHOLDERS in exchange for the issuance to the SHAREHOLDERS of the 60,000,000 newly-issued Perfectnergy Nevada’s Shares on a basis of approximately 57,197.33079 common shares in the capital of Perfectenergy Nevada for every one share of the Company. For accounting purposes this transaction will be treated as a recapitalization of Perfectenergy International where Perfectenergy International is considered the accounting acquirer. The assets and liabilities will be transferred at their historical cost with the capital structure of Perfectenergy Nevada. The historical financial statements of the Company will become the historical financial statements of Perfectenergy Nevada; therefore, the pro forma financial information of Perfectenergy Nevada will not be presented in this statement.

In connection with above-referenced reverse acquisition, the Company entered into a consultant fee agreement (the “Fee Agreement”) with Transworld Capital Group Inc., a Hong Kong limited liability company (refer as the “Consultant”). Based on this Fee Agreement, the Company has to pay $240,000 consulting fee in cash upon closing the above-referenced Agreement. In addition, the Company has to issue 49 Perfectenergy International Ltd., shares immediately before the closing of the Agreement. Such 49 Perfectenergy International Ltd., shares will then be exchanged by the Consultant as part of the shares exchanged for 2,802,669 shares of Perfectenergy Nevada ‘s common shares.